UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2009

BERRY PETROLEUM COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	1-9735 (Commission File Number)	77-0079387 (IRS Employer Identification Number)

1999 BROADWAY, SUITE 3700, DENVER, COLORADO (Address of Principal Executive Offices)	80202 (Zip Code)

Registrant’s telephone number, including area code: (303) 999-4400

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.               Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On December 11, 2009, the Board of Directors of the Company, upon the recommendation of the Corporate Governance and Nominating Committee, adopted amended and restated By-Laws of the Company.

The principal changes effected by the amendment and restatement of the By-Laws are (i) authorizing the Chairman of the Board to call special meetings of stockholders; and (ii) making other modifications to allow for the increasing use of newer technology in calling and conducting Board meetings.

The By-Laws, as amended and restated, took effect upon adoption by the Board of Directors on December 11, 2009.

This description of the amendment and restatement of the By-Laws is qualified in its entirety by reference to the By-Laws, as amended and restated through December 11, 2009, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.               Financial Statements and Exhibits.

(d) Exhibits

3.1            By-Laws, as amended and restated through December 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

BERRY PETROLEUM COMPANY
By:	/s/ Kenneth A. Olson
Kenneth A. Olson
Corporate Secretary

Date: December 11, 2009